INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of John Hancock Institutional Series Trust on Form N-14 of our report dated March 30, 2001 appearing in the Annual Reports of John Hancock Active Bond Fund, John Hancock Independence Balanced Fund, John Hancock International Equity Fund, John Hancock Medium Capitalization Growth Fund and John Hancock Small Cap Equity Fund Y (formerly John Hancock Small Capitalization Value Fund) of John Hancock Institutional Series Trust for the year ended February 28, 2001 and to the reference to us under the heading "Experts" in the Prospectus/Proxy Statement, which is a part of this Registration Statement.



/s/ Deloitte & Touche LLP
-------------------------
March 7, 2002
Boston, Massachusetts

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus dated March 1, 2002 of the John Hancock Bond Fund, the John Hancock Balanced Fund, and the John Hancock Small Cap Equity Fund (formerly, Small Cap Value Fund) and "Independent Auditors" and "Financial Statements" in the Statements of Additional Information dated January 1, 2002 of the John Hancock Bond fund; March 1, 2002 of the John Hancock Small Cap Equity Fund and John Hancock Balanced Fund; and to the incorporation by reference of our reports dated July 9, 2001 for the John Hancock Bond Fund, December 10, 2001 for the John Hancock Small Cap Equity Fund, and February 8, 2002 for the John Hancock Balanced Fund with respect to the financial statements and financial highlights in the annual reports dated May 31, 2001 for the John Hancock Bond Fund; October 31, 2001 for the Small Cap Equity Fund; and December 31, 2001 for the Balanced Fund, which Prospectuses and Statements of Additional Information are incorporated by reference in to the Combined Prospectus/Proxy Statement included in this Registration Statement on Form N-14 of John Hancock Funds.

We further consent to the reference to our firm under the caption "Experts" for the John Hancock Balanced Fund, the John Hancock Bond Fund, and the John Hancock Small Cap Equity Fund in the Combined Prospectus/Proxy Statement in the Registration Statement on Form N-14 of John Hancock Funds.



                                              /s/ERNST & YOUNG LLP
                                              --------------------

Boston, Massachusetts
March 7, 2002